SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2000


                      Frontline Communications Corporation
             (Exact name of registrant as specified in its charter)


    Delaware                       000-24223                     13-3950283
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


          One Blue Hill Plaza, Suite 1548, Pearl River, New York 10965
               (Address of principal executive offices) (zip code)


       Registrant's Telephone Number, including Area Code: (914) 623-8553


                                       N/A
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

     On June 20, 2000 (the "Closing Date"), Registrant consummated the acquisition (the "Acquisition") of substantially all of the assets (the "Assets") of DelaNET, Inc., a Delaware corporation ("Seller"), subject to the assumption of certain liabilities of the Seller totaling $646,930.23, of which $223,302 is subject to dispute. The Acquisition was consummated pursuant to the terms and provisions of an Asset Purchase Agreement dated June 20, 2000 (the "Agreement") among Registrant, Seller, Michael Brown and Donald McIntire, each a 45.05% shareholder in the Seller (the "Shareholders").

     The consideration for the Assets is $3,050,000 (the "Purchase Price"), subject to adjustment as set forth below, payable as follows: (1) $1,750,000 cash was paid to Seller on the Closing Date (the "Cash Consideration"); (2) $250,000 in cash was placed in escrow on the Closing Date (the "Escrowed Amount") to be distributed in accordance with the Escrow Agreement dated June 20, 2000 by and among Seller, Registrant and Richards, Layton & Finger, P.A., as escrow agent; (3) 200,000 shares of unregistered Common Stock, par value $0.01 per share, of the Registrant (the "Share Consideration") valued at $321,400; and
(4) a convertible promissory note in the principal amount of $728,600 (the "Note"). The Purchase Price was determined pursuant to negotiation between Registrant and Seller. The source of funds used to pay the Purchase Price was available funds of Registrant.

     The principal amount of the Note is payable in full on June 20, 2003 with the right of early repayment, and bears interest at a rate of 4% per annum, payable semi-annually commencing on December 20, 2000. Pursuant to the Note, Registrant will have the option to convert the principal amount of and interest payable on the Note into unregistered shares of Common Stock of the Registrant, at a conversion rate of $8.00 per share ("Conversion Shares"), if, at any time during the term of the Note, the closing price of the Common Stock of the Registrant equals or exceeds $10 per share.

     Pursuant to a Pledge and Security Agreement, in order to secure the obligations of Registrant under the Note, Registrant granted to the Seller a security interest in the Assets.

     Pursuant  to the  Escrow  Agreement,  to the  extent  that on the  90th day following the Closing Date the number of internet service subscribers attributable to the Assets is less than the number of subscribers specified in the Escrow Agreement, the Escrow Agent will pay to Registrant out of the Escrowed Amount $150 for each internet subscriber less than the specified number. On the 91st day the Escrow Agent will deliver to Seller all amounts remaining in the Escrow Fund.

     Pursuant to a Registration Rights Agreement executed on the Closing Date, Registrant granted certain "piggyback" registration rights to the Seller for a period 90 days after the issuance of any Conversion Shares. Registrant also granted certain demand registration rights to the Seller pursuant to which Seller may demand, at any time after the 91st day following any issuance of the Conversion Shares, the filing of a registration statement to register Seller's Conversion Shares.

     On the Closing Date, Registrant entered into Consulting Agreements with Michael Brown (and Environmental Energy Services Corp.), and Donald McIntire (and DMAC Engineering). The Consulting Agreements provide for Messrs. Brown and McIntire to serve the Registrant, as consultants, for a two-year period commencing June 21, 2000, in consideration of $40,000 annually plus a bonus in the form of stock options that is dependent on the consultant's contribution to the operating profits of the Registrant. The maximum bonus that may be received by each is options to purchase 50,000 shares of Registrant's Common Stock at an exercise price of $3 per share. Registrant is also obligated to pay an additional bonus in connection with acquisitions negotiated by the consultant on behalf of the Registrant under certain circumstances. The Consulting Agreements contain certain non-competition provisions for a period of one-year following termination of such Agreements.

     Pursuant to a Lock-Up Agreement executed on the Closing Date, Seller agreed that the Share Consideration may not be sold until the first anniversary of issuance; 50% of the Share Consideration may be sold at any time after the first anniversary of the date of their issuance; and the balance of the Share Consideration may be sold at any time after 18 months after the date of their issuance, in each case subject to Rule 144 under the Securities Act of 1933, as amended.

     Pursuant to the Agreement, Seller and the Shareholders have agreed to certain non-competition provisions for a period of two years following the Closing Date.

Item 7. Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     The required financial information for the business acquired will be filed under cover of Form 8 within 60 days of the date this Form 8-K was required to be filed.

(b)  Pro forma financial information.

     The required pro forma financial information will be filed under cover of Form 8 within 60 days of the date this Form 8-K was required to be filed.

(c)  Exhibits.

          10.1 Asset Purchase Agreement dated June 20, 2000 among Frontline Communications Corp., DelaNET, Inc., Michael Brown and Donald McIntire. Schedules and attachments are listed in the Exhibit Index to this Report. All Schedules and Exhibits I, J, K and L and have been omitted pursuant to
     Item 601(b)(2) of Regulation S-B.

          10.2 Pledge and Security Agreement dated June 20, 2000 made by Frontline Communications Corp.

          10.3   Escrow   Agreement   dated  June  20,   2000  among   Frontline
     Communications Corp., DelaNET, Inc. and Richards, Layton & Finger, P.A.

          10.4  Lock-Up   Agreement  dated  June  20,  2000  between   Frontline
     Communications Corp. and DelaNET, Inc.

          10.5 Convertible Promissory Note dated June 20, 2000 made by Frontline Communications Corp.

          10.6  Consulting   Agreement  dated  June  20,  2000  among  Frontline
     Communications Corp., Michael Brown and Environmental Energy Services Corp.

          10.7  Consulting   Agreement  dated  June  20,  2000  among  Frontline
     Communications Corp., Donald McIntire and DMAC Engineering

          10.8 Registration Rights Agreement dated June 20, 2000 among Frontline Communications Corp., DelaNET, Inc. and the stockholders of DelaNET, Inc.

          10.9 Closing Side Letter dated June 20, 2000 between Frontline Communications Corp. and DelaNET, Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRONTLINE COMMUNICATIONS CORP.
                                        (Registrant)

Dated:  July 5, 2000                    By:  /s/ Stephen J. Cole-Hatchard
                                             ----------------------------
                                             Stephen J. Cole-Hatchard
                                             Chief Executive Officer,
                                             President and Director

                                  EXHIBIT INDEX

Exhibit   Description
-------   -----------
10.1      Asset  Purchase   Agreement   dated  June  20,  2000  among  Frontline
          Communications  Corp.,   DelaNET,   Inc.,  Michael  Brown  and  Donald
          McIntire.

          List of Omitted Exhibits and Schedules

          Schedule 1.1        Permitted Liens
          Schedule 1.2        Equipment
          Schedule 1.3        Assumed Liabilities
          Schedule 1.4        Allocation of Purchase Price
          Schedule 1.7        Accounts Payable
          Schedule 3.4        Consents
          Schedule 3.6        Accounts and Notes Receivable
          Schedule 3.7        Absence of Changes
          Schedule 3.8        Litigation
          Schedule 3.10(a)    Real Property
          Schedule 3.10(b)    Personal Property
          Schedule 3.11       Intangibles/Inventions
          Schedule 3.12       Domain Names
          Schedule 3.13       Systems and Software
          Schedule 3.14       Certain Business Matters
          Schedule 3.15       Approvals/Consents
          Schedule 3.16       Suppliers
          Schedule 3.17       Certain Contracts
          Schedule 3.18       Guarantees
          Schedule 3.19       Insurance
          Schedule 3.20       Banks/Powers of Attorney
          Schedule 3.21       Employee Arrangements
          Schedule 3.25       Taxes
          Schedule 6.4        Transition Employees
          Exhibit A           Consulting Agreements
          Exhibit B           Escrow Agreement
          Exhibit C           Lock-Up Agreement
          Exhibit D           Convertible Promissory Note
          Exhibit E           Consulting Agreement - Brown
          Exhibit F           Consulting Agreement - McIntire
          Exhibit G           Registration Rights Agreement
          Exhibit H           Closing Side Letter
          Exhibit I           Legal Opinion of Richards , Layton & Finger
          Exhibit J           Bill of Sale and Assignment
          Exhibit K           Seller's Certified Customer Count
          Exhibit L           Transition Employee Agreement

10.2 Pledge and Security Agreement dated June 20, 2000 made by Frontline Communications Corp.

10.3 Escrow Agreement dated June 20, 2000 among Frontline Communications Corp., DelaNET, Inc. and Richards, Layton & Finger, P.A.

10.4 Lock-Up Agreement dated June 20, 2000 between Frontline Communications Corp. and DelaNET, Inc.

10.5 Convertible Promissory Note dated June 20, 2000 made by Frontline Communications Corp.

10.6      Consulting   Agreement   dated   June   20,   2000   among   Frontline
          Communications Corp., Michael Brown and Environmental Energy Services Corp.

10.7      Consulting   Agreement   dated   June   20,   2000   among   Frontline
          Communications Corp., Donald McIntire and DMAC Engineering

10.8 Registration Rights Agreement dated June 20, 2000 among Frontline Communications Corp., DelaNET, Inc. and the stockholders of DelaNET, Inc.

10.9      Closing   Side   Letter   dated  June  20,  2000   between   Frontline
          Communications Corp. and DelaNET, Inc.